Principal Funds, Inc.
Supplement dated November 6, 2020
to the Prospectus dated December 31, 2019
(as previously supplemented)

This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

SUMMARY FOR GLOBAL MULTI-STRATEGY FUND
Under Principal Investment Strategies, delete the first paragraph and replace with the following:
Principal Global Investors, LLC ("PGI"), the Fund's investment advisor, seeks to combine diversified investment strategies efficiently and systematically so that the Fund generates a positive total return with relatively low volatility and low sensitivity or correlation to market indices. In managing the Fund, PGI allocates the Fund’s assets among the investment strategies described below, which are executed by PGI or one or more of the Fund's sub-advisors. PGI has considerable latitude in allocating the Fund's assets. The Fund will use strategies and sub-advisors to varying degrees and may change allocations, add new or eliminate existing strategies and sub-advisors, and temporarily or permanently reduce allocations from time to time such that the Fund would have little or no assets allocated to a particular strategy or sub-advisor.
On or about January 1, 2021, delete Finisterre Capital LLP from the Sub-Advisors section.

MANAGEMENT OF THE FUNDS
On or about January 1, 2021, under The Manager and Advisor, add the following to the alphabetical list of funds.
•portions of Global-Multi Strategy allocated to PGI from time to time (including a portion of the credit/distressed strategy, which is managed by Finisterre, a specialized boutique of PGI)
On or about January 1, 2021, in The Sub-Advisors section, delete the Sub-Advisor: Finisterre Capital LLP section.

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